Exhibit 99.1

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1999

The statements contained in this presentation which are not historical facts contain forward-looking information with respect to plans, projections, or future performance of Prosperity Bancshares, Inc. and its subsidiaries. Forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, may have been made in this document. Prosperity’s results may differ materially from those in the forward-looking statements for a variety of reasons, including actions of competitors; changes in laws and regulations; customer and consumer response to marketing; effectiveness of spending, investment or programs; and economic conditions. These factors, and others, are more fully described in Prosperity Bancshares, Inc.’s filings with the Securities and Exchange Commission.

Copies of Prosperity Bancshares, Inc.’s SEC filings are available over the Internet at no charge from www.freeedgar.com.

Prosperity is . . . ..

a Track Record of Success

A $3.5 billion Texas based Financial Holding Company Customer focused Results oriented Shareholder driven Accretive acquisition Excellent asset quality Fast growing Serving Houston, Dallas, Austin, Corpus Christi and many communities southwest of Houston.

Growth Rates

Percent Change 5 Year

2Q04-2Q05 CAGR

2000—2004

Asset Growth 41.59% 34.68%

Loan Growth 92.20% 35.89%

Deposit Growth 36.92% 34.08%

Non-Interest Income Growth 44.47% 45.57%

Net Income Growth 45.99% 39.91%

EPS (diluted) Growth 12.82% 21.52%

Banking Center Locations

85 Full Service Locations

33 in Houston CMSA 16 in Corpus Christi area 11 in Dallas area 7 in Austin MSA 18 in South Texas Southwest of Houston

Total Population:

Texas:

22,293,020

Population (CMSA)

Houston:

5,106,853

Dallas:

5,643,259

Austin:

1,393,420

Corpus Christi: 406,742

Balance Sheet Summary

As Originally Reported $3,600 $3,300 $3,000 $2,700 $2,400 $2,100 $1,800 $1,500 $1,200 $900 $600 $300 $0

Loans Deposits Assets Equity

In Millions

1997 1998 1999 2000 2001 2002 2003 2004 2Q05

Equity in Millions $500 $400 $300 $200 $100 $0

EPS Growth Diluted $1.75 $1.50 $1.25 $1.00 $0.75 $0.50 $0.25 $0.00 $0.74 $0.79 $1.22 $1.36 $1.59

2000 2001 2002 2003 2004 2Q04 2Q05 $0.39 $0.44

12.8% 5 year CAGR 21.5%

Net Interest Income and Margin (fte) $35,000 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $0

Net Intere st Income Net Interest Margin

3.65%

3.57%

3.62%

3.68%

3.81%

3.82%

1Q04 2Q04 3Q04 4Q04 1Q05 2Q05

3.85% 3.80% 3.75% 3.70% 3.65% 3.60% 3.55% 3.50% 3.45% 3.40%

In Thousands

Efficiency Ratio

55.00% 52.50% 50.00% 47.50% 45.00%

50.36%

51.58%

51.06%

49.23%

48.99%

4 acquisitions $425.7 assets acquired

5 acquisitions $507.2 assets acquired

2 acquisitions $296.4 assets acquired

1 acquisition $773.5 assets acquired

2002 2003 2004 1Q05 2Q05

In Millions

Tangible Equity Ratio

5.40% 5.20% 5.00% 4.80% 4.60% 4.40% 4.20% 4.00%

4.70%

4.17%

4.38%

4.86%

5.21%

12 /31/2002 12/31/2003 12/31/2004 1Q05 2Q05

Deposit Composition

June 30, 2005

Total Deposits $2,847,770

CDs & IRAs

<$100,000 $559,115 19.6%

CDs & IRAs

>$100,000 $502,535 17.6%

Non-interest bearing DDA $607,690 21.3%

MMA & Savings $710,138 24.9%

Interest Bearing DDA $468,292 16.4%

In Thousands

Bond Portfolio

June 30, 2005

Total Market Value of Investment Securities $1,478,349

Municipals $41,780 3%

Preferred $24,808 2%

US Agencies & Treasury $124,879 8%

Corporate $11,092 1%

CMOs $258,354 17%

MBS $1,023,531 69%

In Thousands

Portfolio Allocation

HTM $ 1,179,110 79.7%

AFS $ 305,334(+) 20.3%

Subtotal $ 1,484,444 100.0%

Less $ 6,095(-) Unrealized Loss

Total $ 1,478,349 100.0%

Loan Composition

June 30, 2005

Total Loans $1,520,175

Commercial Real Estate $598,719 39.4%

Commercial $238,961 15.7%

Construction $200,898 13.2%

Home Equity $51,874 3.4%

Agriculture $57,440 3.8%

Consumer $69,671 4.6%

1-4 Family Residential $302,612 19.9%

In Thousands

Loan Growth

Loans

Loan/Deposit Ratio

1,6001,400 1,200 1,000 800 600 400 2000

2000 2001 2002 2003 2004 2005

60.00% 55.0

0% 50.00% 45.00% 40.00% 35.00% 30.00%

In Millions

5year

CAGR 35.9%

Historical Loan Composition

CAGR

12/31/2002 12/31/2003 12/31/2004 6/30/2005

Loan Composition:

Commercial $93.8 13.8% $94.0 12.2% $144.4 13.9% $238.9 15.7% 30.6%

Construction $52.4 7.7% $36.5 4.7% $109.6 10.6% $200.9 13.2% 46.8%

1-4 Family Residential $206.6 30.4% $237.1 30.8% $260.5 25.2% $302.6 19.9% 11.5%

Home Equity $23.2 3.4% $27.9 3.6% $34.5 3.3% $51.9 3.4% 25.9%

Commercial Real Estate $202.5 29.8% $283.8 36.9% $389.6 37.6% $598.7 39.4% 36.3%

Agriculture $36.6 5.4% $35.9 4.7% $44.1 4.2% $57.4 3.8% 13.7%

Consumer $64.5 9.5% $54.8 7.1% $52.9 5.1% $69.7 4.6% 2.2%

Total Loans $679.6 100.0% $770.0 100.0% $1,035.6 100.0% $1,520.1 100.0% 25.9%

In Millions

Merger & Acquisition History $30 $25 $20 $15 $10 $5 $0

Nov-98 May-99 Nov-99 May-00 Nov-00 May-01 Nov-01 May-02 Nov-02 May-03 Nov-03 May-04 Nov-04 May-05

In Millions

06/21/99

South Texas Bancshares, Inc. Deal Value: $23.4 Location: Beeville

05/02/02

Paradigm Bank Deal Value: $41.6 Location: Houston

08/15/02

First National Bank Deal Value: $5.0 Location: Bay City

03/05/03

BankDallas Deal Value: $7.0 Location: Dallas

10/26/04

FirstCapital Bank Deal Value: $135.7 Location: Corpus Christi

04/26/02

First State Bank Deal Value: $3.7 Location: Needville

11/08/00

Heritage Bank Deal Value: $53.3 Location: Houston

02/22/02

Texas Guaranty Bank Deal Value: $11.8 Location: Houston

06/15/00

Compass Bank – 5 Branches Location: Houston area

07/15/02

Bank of the Southwest Deal Value: $21.0 Location: Dallas

02/03/03

Abrams Centre Bank Deal Value: $16.3 Location: Dallas

07/21/03

mainbank Deal Value: $39.7 Location: Dallas

10/06/03

First State Bank Deal Value: $21.3 Location: Dallas

4/26/04

Liberty Bank Deal Value: $42.0 Location: Austin

5/12/04

Village Bank Deal Value: $20.2 Location: Austin

Why Invest in PRSP?

Excellent asset quality

Continuing operating efficiencies

High-growth markets

Expanding non-interest income

Superior Long-Term Returns 17

Total Return Performance

(Percent)

450

400

350 300

250 200 150

100 50

0

-50

May-99 Feb-00 Nov-00 Aug-01 Jun-02 Mar-03 Dec-03 Sep-04 Jun-05

IPO

PRSP Bank NASDAQ Russell 3000

$100,000 invested in PRSP at IPO on 11/12/1998 was worth $ 508,370 on 06/30/2005

Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005. Used with permission. All rights reserved. crsp.com SNL Financial LC (434) 977-1600 © 2005

Contact Information

Corporate Headquarters Investor Contacts

Prosperity Bank Plaza David Zalman

4295 San Felipe Chief Executive Officer Houston, Texas 77027 979.543.2200 david.zalman@prosperitybanktx.com

713.693.9300 Telephone David Hollaway 713.693.9309 Fax Chief Financial Officer www.prosperitybanktx.com 979.543.2200 david.hollaway@prosperitybanktx.com

Dan Rollins

Senior Vice President 713.693.9300 dan.rollins@prosperitybanktx.com

Annual Results

As Originally Reported

(Dollars in thousands, except EPS)

5 Year

1999 2000 2001 2002 2003 2004 CAGR

Assets $608,673 $703,073 $1,263,169 $1,823,286 $2,400,487 $2,697,228 34.68%

Loans $223,505 $248,665 $424,400 $679,559 $770,053 $1,035,513 35.89%

Deposits $534,756 $634,262 $1,123,397 $1,586,611 $2,083,748 $2,317,076 34.08%

Non-Int Income $3,530 $5,388 $8,635 $11,594 $16,966 $23,071 45.57%

Net Income $6,474 $8,027 $12,958 $21,321 $26,548 $34,707 39.91%

EPS (diluted) $0.60 $0.74 $0.79 $1.22 $1.36 $1.59 21.52%

EPS Growth 15.40% 23.30% 6.80% 54.40% 11.50% 16.91%

ROAA 1.33% 1.29% 1.09% 1.45% 1.32% 1.36%

ROAE 15.15% 17.41% 15.19% 18.66% 15.60% 14.27%

NIM (te)(1) 4.14% 3.89% 3.71% 4.00% 3.64% 3.63%

NPA to Assets 0.00% 0.00% 0.00% 0.19% 0.05% 0.07%

Efficiency Ratio 55.13% 56.57% 60.14% 50.36% 51.58% 49.23%

Leverage Ratio 6.28% 6.14% 7.57% 6.56% 7.10% 6.30%

Tangible Ratio 4.08% 4.29% 5.33% 4.70% 4.17% 4.38%

(1) Due to the adoption of SFAS 150 on January 1, 2004, the Company now includes the dividend payments on junior subordinated debentures as part of interest expense rather than non-interest expense. Prior period data has been restated to reflect the adoption of SFAS 150.

Quarterly Results

As Originally Reported

(Dollars in thousands, except EPS)

Percent

2Q04 3Q04 4Q04 1Q05 2Q05 Change

2Q04-2Q05

Assets $2,434,344 $2,713,314 $2,697,228 $3,479,747 $3,446,816 41.59%

Loans $790,920 $1,007,420 $1,035,513 $1,500,138 $1,520,175 92.20%

Deposits $2,079,917 $2,327,278 $2,317,076 $2,893,681 $2,847,770 36.92%

Non-Int Income $5,455 $6,111 $6,233 $6,533 $7,881 44.47%

Net Income $8,362 $8,946 $9,336 $10,554 $12,208 45.99%

EPS (diluted) $0.39 $0.40 $0.41 $0.43 $0.44 12.82%

EPS Growth 2.63% 2.56% 2.50% 4.88% 2.32%

ROAA(1) 1.37% 1.37% 1.38% 1.42% 1.41%

ROAE(1) 14.63% 14.42% 13.69% 12.87% 11.31%

NIM (te)(1)(2) 3.57% 3.62% 3.68% 3.81% 3.82%

NPA to Assets 0.07% 0.11% 0.07% 0.13% 0.09%

Efficiency Ratio 48.66% 48.55% 49.19% 51.06% 48.99%

Leverage Ratio 7.10% 6.77% 6.30% 8.45% 7.49%

Tangible Ratio 4.48% 4.14% 4.38% 4.86% 5.21%

(1) Annualized

(2) Due to the adoption of SFAS 150 on January 1, 2004, the Company now includes the dividend payments on junior subordinated debentures as part of interest expense rather than non-interest expense. Prior period data has been restated to reflect the adoption of SFAS 150.

PRSP Completed Acquisitions

All announced bank acquisitions

								At Announcement			
Announce Date	Seller	City	State	Type	Consideration	Accounting Method	PRSP Assets ($000)	Sellers Assets ($000)	Sellers' Asset Contribution (%)	Deal Value ($000)
10/26/2004	FirstCapital Bankers, Inc.	Corpus Christi	TX	Thrift	Common Stock	Purchase	2,709,169	773,566	22.21	135.7
05/12/2004	Village Bank and Trust	Austin	TX	Thrift	Cash	Purchase	2,449,553	110,400	4.31	20.2
04/26/2004	Liberty Bank	Austin	TX	Thrift	Mixed	Purchase	2,449,553	186,000	7.06	42.0
10/06/2003	First State Bank of North Texas	Dallas	TX	Bank	Mixed	Purchase	2,078,532	93,900	4.32	21.3
07/21/2003	Mainbancorp	Dallas	TX	Bank	Mixed	Purchase	1,983,277	195,700	8.98	39.7
03/05/2003	BankDallas SSB	Dallas	TX	Thrift	Cash	Purchase	1,822,256	40,716	2.19	7.0
02/03/2003	Abrams Centre Bancshares, Inc.	Dallas	TX	Bank	Cash	Purchase	1,822,256	95,388	4.97	16.3
08/15/2002	First National Bank of Bay City	Bay City	TX	Bank	Cash	Purchase	1,360,356	28,174	2.03	5.0
07/15/2002	Southwest Bank Holding Company	Dallas	TX	Bank	Cash	Purchase	1,289,637	127,055	8.97	21.0
05/02/2002	Paradigm Bancorporation, Incorporated	Houston	TX	Bank	Common Stock	Purchase	1,289,637	259,262	16.74	41.6
04/26/2002	First State Bank	Needville	TX	Bank	Cash	Purchase	1,289,637	17,754	1.36	3.7
02/22/2002	Texas Guaranty Bank, N.A.	Houston	TX	Bank	Cash	Purchase	1,262,152	75,019	5.61	11.8
11/08/2000	Commercial Bancshares, Inc.	Houston	TX	Bank	Common Stock	Pooling	693,079	401,271	36.67	53.3
06/21/1999	South Texas Bancshares, Inc.	Beeville	TX	Bank	Cash	Purchase	461,903	142,091	23.53	23.4
08/05/1998	Union State Bank	East Bernard	TX	Bank	Cash	Purchase	339,287	79,174	18.92	17.6

Announce Date	Branch Acquisitions Seller	# of Brchs	Branch Type	Branch Locale State	Amount of Deposits Transferred ($000)	Deposit Premium ($000)	Premium/ Deposits (%)	Assets Transferred: Loans? Y or N
06/15/00	Compass Bancshares, Inc.	5	Bank	TX	87,000	NA	NA	Yes
02/27/98	Grimes County Capital Corporation	1	Bank	TX	5,900	250	4.24	No
03/30/97	Wells Fargo & Company	1	Bank	TX	NA	NA	NA	No
03/11/96	Victoria Bankshares, Inc.	1	Bank	TX	46,000	NA	NA	Yes

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